UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2005

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-23832

Florida	59-2280364
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification Number)

4345 Southpoint Blvd.
Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 25, 2005, the Compensation Committee of the Board of Directors approved increases to the base salaries for fiscal year 2006 of the Company’s executive officers who were named in the Summary Compensation Table of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on August 1, 2005 (“2005 Proxy Statement”) and who are expected to be named in the Summary Compensation Table of the Company’s 2006 Proxy Statement (the “named executive officers”). The base salaries for fiscal year 2006 for the following named executive officers have been set as follows: David A. Smith - $650,000; Gary A. Corless - $340,683; David M. Bronson - $326,781; John F. Sasen - $326,180; Kevin P. English - $218,889.

As disclosed in the Company’s 2005 Proxy Statement under the heading “Director Compensation,” non-employee directors receive an annual retainer of $80,000. On August 26, 2005, the Board of Directors approved an increase of $10,000 to the annual retainer for the chairman of the Audit Committee.

Item 3.03	Material Modification to Rights of Security Holders.

On August 26, 2005, the Board of Directors of the Company, in accordance with Article VIII of the Amended and Restated Bylaws (the “Bylaws”), approved amendments to the Bylaws to set forth advance notice provisions for shareholder proposals and shareholder nominations at shareholder meetings, as well as set forth certain notice requirements and procedural matters for shareholder meetings. The amendments are effective as of August 26, 2005.

The amendments to Article I, Section 4 of the Bylaws will permit the Company to give notice of shareholder meetings by a wide variety of means as permitted by Florida law, including orally, by electronic transmission and through various forms of mail. In addition, the amendments to Article I, Section 4 of the Bylaws allow the Company, as permitted by Florida law, to refrain from sending notice to a shareholder that has moved and has not left a forwarding address and, under certain circumstances, to send a single notice to a household where multiple shareholders of the Company reside.

The amendments to Article I, Section 12 of the Bylaws set forth who may bring business before a shareholders meeting and the manner and timing for bringing matters before a shareholders meeting. Specifically Article I, Section 12 of the Bylaws provides that either the Board of Directors or any shareholder of the Company who is a shareholder of record at the time of giving of notice and is entitled to vote at the meeting may bring a matter before a shareholders meeting; provided, that, in the case of a shareholder, the shareholder complies with the timing and manner requirements of Article I, Section 12 of the Bylaws. With respect to the timing requirements for giving notice by a shareholder, Article I, Section 12 of the Bylaws provides that a shareholder must deliver the notice to, or mail the notice that is received at, the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, that, in the event the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by a shareholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A shareholder’s notice must state (a) as to each matter the shareholder proposes to bring before the annual meeting, a description of the business desired to be brought before the meeting and the reasons for bringing such business before the meeting, and (b) as to the shareholder giving the notice, (i) the name and address, as they appear on the records of the Company, of such shareholder, (ii) the class or series and number of shares of capital stock of the Company which are beneficially owned by such shareholder, (iii) any material interest of such shareholder in such business and (iv) the names and addresses of any other shareholders known by such shareholder to be supporting such business.

The amendments to Article I, Section 13 of the Bylaws provide that the Chairman of the Board of Directors will be the chairman of any shareholders meeting and, if the Chairman of the Board of Directors in not in attendance at a shareholders meeting then the Chief Executive Officer will be the chairman of such shareholders meeting. In addition, the amendments provide that the chairman of a shareholders meeting has general authority to adopt rules and procedures for the conduct of the meeting.

The amendments to Article II, Section 14 set forth who may nominate candidates for election as directors of the Company at a shareholders meeting and the manner and timing for bringing such nominations before a shareholders meeting. Specifically Article II, Section 14 of the Bylaws provides that either the Board of Directors or any shareholder of the Company who is a shareholder of record at the time of giving of notice and is entitled to vote at the meeting may bring a matter before a shareholders meeting; provided, that, in the case of a shareholder, the shareholder complies with the timing and manner requirements of Article II, Section 14 of the Bylaws. With respect to the timing requirements for making a nomination by a shareholder, Article II, Section 14 of the Bylaws provides that a shareholder must deliver a notice to, or mail a notice that is received at, the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, that, in the event the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, or in the event directors are to be elected at a special meeting, notice by a shareholder must be so delivered not earlier than the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, information relating to such person similar in substance to that required to be disclosed in solicitations of proxies for election of directors pursuant to Items 7(a) and (b) of Regulation 14A under the Securities Exchange Act of 1934, as amended, and such person’s written consent to being named as a nominee and to serving as a director if elected, and (b) as to the shareholder giving the notice, (i) the name and address, as they appear on the Company’s books, of such shareholder, and (ii) the class or series and number of shares of the Company which are owned of record or beneficially by such shareholder.

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As disclosed in the Company’s 2005 Proxy Statement under the heading “Proposal One – Election of Directors”, Charles R. Scott has retired as a director of the Company effective August 26, 2005.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the description under Item 3.03 of this Form 8-K for a description of amendments to the Company’s Amended and Restated Bylaws.

Item 9.01	Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c)	Exhibits:
Exhibit Number	Description

99.1	Amendment No. 1 to the Amended and Restated Bylaws dated as of March 15, 1994.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 31, 2005

PSS WORLD MEDICAL, INC.

By: /s/ David M. Bronson

Name:	David M. Bronson
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Amendment No. 1 to the Amended and Restated Bylaws, dated as of March 15,1994.